Exhibit 99.1

News Release

News Media Contact:	Investor Relations Contact:

Dan Wilinsky	Eric Boyer
IHS Markit	IHS Markit
+1 303 397 2468	+1 303 397 2969
dan.wilinsky@ihsmarkit.com	eric.boyer@ihsmarkit.com

IHS Markit Completes Acquisition of Ipreo

•	Business information company adds a leading provider of software solutions and data in global capital markets

•	Ipreo expands IHS Markit business and customer base in financial services and wide variety of industries

LONDON (August 2, 2018) – IHS Markit (Nasdaq: INFO), a world leader in critical information, analytics and solutions, has completed its $1.855 billion acquisition of Ipreo, a leading financial services solutions and data provider. Previously, IHS Markit had announced its intent to acquire Ipreo from private equity funds managed by Blackstone (NYSE:BX) and from the Goldman Sachs Merchant Banking Division on May 21, 2018; closing occurred today, August 2, 2018.

“We are moving quickly to integrate the IHS Markit and Ipreo services across multiple business lines to provide greater value to our customers,” said Lance Uggla, chairman and CEO of IHS Markit. “We look forward to seeing them benefit from our combined data, intelligence and workflows.”

“With the combination of IHS Markit and Ipreo, we are bringing together businesses with strong adjacencies and a large combined opportunity,” said Adam Kansler, president of financial services for IHS Markit. “In addition to expanding our core businesses, we are especially excited about our potential to grow in the alternatives segment with a focus on delivering tools for greater transparency and efficiency.”

“Having worked together on the integration planning since May, it is clear that our teams have a lot in common,” said Kevin Marcus, formerly president and COO of Ipreo and now head of the Ipreo businesses for IHS Markit. “There is a real focus on client service coupled with deep product expertise. As we combine our go-to-market strategies, we are excited by the potential to develop leading-edge solutions and connect market participants at scale.”

Ipreo supports all market participants in the capital-raising process, including banks, public and private companies, institutional and individual investors as well as research, asset management and wealth management firms. Its products and services equip clients with critical information and tools for more effective decision-making and more efficient workflow, minimizing the increasing costs and complexities of operating in the capital markets.

Financial details

Barclays acted as lead financial advisor and HSBC was financial advisor to IHS Markit for the Ipreo acquisition. Davis Polk acted as legal adviser to IHS Markit. HSBC served as sole lead arranger and book runner for the acquisition’s committed debt financing. Davis Polk & Wardwell LLP acted as legal advisor.

About IHS Markit (www.ihsmarkit.com)

IHS Markit (Nasdaq: INFO) is a world leader in critical information, analytics and solutions for the major industries and markets that drive economies worldwide. The company delivers next-generation information, analytics and solutions to customers in business, finance and government, improving their operational efficiency and providing deep insights that lead to well-informed, confident decisions. IHS Markit has more than 50,000 business and government customers, including 80 percent of the Fortune Global 500 and the world’s leading financial institutions.

IHS Markit is a registered trademark of IHS Markit Ltd. and/or its affiliates. All other company and product names may be trademarks of their respective owners © 2018 IHS Markit Ltd. All rights reserved.

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Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “project,” “estimate,” “believe,” “seek,” “see,” “may,” “will,” “intend,” “would,” “should,” “could,” “target,” “aim” and similar expressions, variations or negatives of these words, and the use of future tense. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transactions and the anticipated benefits thereof. Without limiting the generality of the foregoing, forward-looking statements contained in this communication may include the expectations of management regarding plans, strategies, objectives and anticipated financial and operating results of IHS Markit. IHS Markit’s estimates and forward-looking statements are mainly based on its current expectations and estimates of the proposed transactions and of future events and trends, which affect or may affect its businesses and operations. Although IHS Markit believes that these estimates and forward-looking statements are based upon reasonable assumptions, they are subject to several risks and uncertainties and are made in light of information currently available to IHS Markit. These and other forward-looking statements, including the failure to consummate the proposed transactions or to make or take any filing or other action required to consummate such transactions on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, those risks discussed in IHS Markit’s most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, along with its other filings with the US Securities and Exchange Commission (the “SEC”), which are available at www.sec.gov or on the investor relations section of its website, www.ihsmarkit.com, and (i) the completion of the proposed transactions on anticipated terms and timing, including obtaining regulatory approvals, potential accretion, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, benefits, operating efficiencies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of IHS Markit’s operations, and other conditions to the completion of the proposed transactions; (ii) expectations regarding continued availability and terms of capital and financing, including financing required to consummate the proposed transactions, rating agency actions, and debt repayments; (iii) the risk that disruptions from the proposed transactions will harm IHS Markit’s business, including current plans and operations; (iv) the ability of IHS Markit to complete the integration or separation of the proposed transactions, including retaining and hiring key personnel; (v) potential business uncertainty, including changes or adverse reactions to existing business and customer relationships, from the announcement, during the pendency and after completion of the proposed transactions; and (vi) the potential negative effects of the announcement of the proposed transactions on the market price of IHS Markit’s common shares. While the list of factors presented here and in IHS Markit’s filings is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Other factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on IHS Markit’s consolidated financial condition, results of operations, credit rating or liquidity. IHS Markit does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. All forward-looking statements are qualified in their entirety by this cautionary statement.